UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 7, 2007
CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Wabash, Chicago, Illinois	60604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 822-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 12, 2007, the Registrant issued a press release and posted a financial supplement providing information on its results of operations for the fourth quarter and year-ended 2006. The press release is furnished as Exhibit 99.1 and the financial supplement is furnished as Exhibit 99.2 to this Form 8-K.
The information under this Item 2.02 and, except as otherwise provided below, in Exhibits 99.1 and 99.2 in this Current Report are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and, except as otherwise provided below, in Exhibits 99.1 and 99.2 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
ITEM 5.02(d). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
The information contained in Exhibit No. 99.1 under the subheading “Election of Jose Montemayor as Director” is hereby incorporated by reference into this Item 5.02(d).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits:

Exhibit No.	Description

99.1	CNA Financial Corporation press release, issued February 12, 2007, providing information on the fourth quarter and year-ended 2006 results of operations.

99.2	CNA Financial Corporation financial supplement, posted February 12, 2007, providing supplemental financial information on the fourth quarter and year-ended 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION (Registrant)

/s/ D. Craig Mense

(Signature)
By:	D. Craig Mense
Its: Executive Vice President and Chief Financial Officer
Dated: February 15, 2007